Sub-Item 77M


 MERGERS
Invesco Exchange-Traded Fund Trust


Guggenheim S&P 100(r) Equal Weight ETF into
PowerShares S&P 100(r) Equal Weight Portfolio

     On December 19, 2017, the Board of Trustees of PowerShares Exchange-Traded Fund Trust ("PowerShares") approved an Agreement and Plan of Reorganization (the "Agreement"). On February 16, 2018, at a Special Joint Meeting for shareholders of Guggenheim S&P 100(r) Equal Weight ETF (the "Fund"), shareholders approved the Agreement that provided for the reorganization of the Fund into PowerShares S&P 100(r) Equal Weight Portfolio (the "Acquiring Fund"), an investment portfolio of PowerShares (the "Reorganization"). Pursuant to the Agreement, after the close of business on April 6, 2018, the Acquiring Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of the Fund, and PowerShares issued shares of the Acquiring Fund to the Fund's shareholders. The value of each Fund shareholder's account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction.

     On June 4, 2018, PowerShares S&P 100(r) Equal Weight
Portfolio changed its name to Invesco S&P 100(r) Equal Weight
ETF and PowerShares Exchange-Traded Fund Trust changed its name to Invesco Exchange-Traded Fund Trust.


Guggenheim S&P 500(r) Equal Weight Consumer Discretionary ETF into
PowerShares S&P 500(r) Equal Weight Consumer Discretionary
Portfolio

    On December 19, 2017, the Board of Trustees of
PowerShares Exchange-Traded Fund Trust ("PowerShares") approved an Agreement and Plan of Reorganization (the "Agreement"). On March 16, 2018, at a Special Joint
Meeting for shareholders of Guggenheim S&P 500(r) Equal Weight Consumer Discretionary ETF (the "Fund"), shareholders approved the Agreement that provided for the reorganization of the Fund into PowerShares S&P 500(r) Equal Weight Consumer Discretionary Portfolio (the "Acquiring Fund"), an investment portfolio of PowerShares (the "Reorganization"). Pursuant to the Agreement, after the close of business on April 6, 2018, the Acquiring Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of the Fund, and PowerShares issued shares of the Acquiring Fund to the Fund's shareholders. The value of each Fund shareholder's account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction.

     On June 4, 2018, PowerShares S&P 500(r) Equal Weight
Consumer Discretionary Portfolio changed its name to Invesco S&P 500(r) Equal Weight Consumer Discretionary ETF and
PowerShares Exchange-Traded Fund Trust changed its name to Invesco Exchange-Traded Fund Trust.


Guggenheim S&P 500(r) Equal Weight Consumer Staples ETF into
PowerShares S&P 500(r) Equal Weight Consumer Staples Portfolio

    On December 19, 2017, the Board of Trustees of
PowerShares Exchange-Traded Fund Trust ("PowerShares") approved an Agreement and Plan of Reorganization (the "Agreement"). On March 26, 2018, at a Special Joint
Meeting for shareholders of Guggenheim S&P 500(r) Equal Weight Consumer Staples ETF (the "Fund"), shareholders approved the Agreement that provided for the reorganization of the Fund into PowerShares S&P 500(r) Equal Weight Consumer Staples Portfolio (the "Acquiring Fund"), an investment portfolio of PowerShares (the "Reorganization"). Pursuant to the Agreement, after the close of business on April 6, 2018, the Acquiring Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of the Fund, and PowerShares issued shares of the Acquiring Fund to the Fund's shareholders.
The value of each Fund shareholder's account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction.

     On June 4, 2018, PowerShares S&P 500(r) Equal Weight
Consumer Staples Portfolio changed its name to Invesco S&P
500(r) Equal Weight Consumer Staples ETF and PowerShares
Exchange-Traded Fund Trust changed its name to Invesco
Exchange-Traded Fund Trust.


Guggenheim S&P 500(r) Equal Weight Energy ETF into
PowerShares S&P 500(r) Equal Weight Energy Portfolio

    On December 19, 2017, the Board of Trustees of
PowerShares Exchange-Traded Fund Trust ("PowerShares") approved an Agreement and Plan of Reorganization (the "Agreement"). On March 16, 2018, at a Special Joint
Meeting for shareholders of Guggenheim S&P 500(r) Equal Weight Energy ETF (the "Fund"), shareholders approved the
Agreement that provided for the reorganization of the Fund into PowerShares S&P 500(r) Equal Weight Energy Portfolio (the "Acquiring Fund"), an investment portfolio of PowerShares
(the "Reorganization"). Pursuant to the Agreement, after the close of business on April 6, 2018, the Acquiring Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of the Fund, and PowerShares issued shares of the Acquiring Fund to the Fund's shareholders. The value of each Fund shareholder's account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction.

     On June 4, 2018, PowerShares S&P 500(r) Equal Weight
Energy Portfolio changed its name to Invesco S&P 500(r) Equal
Weight Energy ETF and PowerShares Exchange-Traded Fund
Trust changed its name to Invesco Exchange-Traded Fund
Trust.


Guggenheim S&P 500(r) Equal Weight ETF into
PowerShares S&P 500(r) Equal Weight Portfolio

     On December 19, 2017, the Board of Trustees of PowerShares Exchange-Traded Fund Trust ("PowerShares") approved an Agreement and Plan of Reorganization (the "Agreement"). On March 16, 2018, at a Special Joint
Meeting for shareholders of Guggenheim S&P 500(r) Equal Weight ETF (the "Fund"), shareholders approved the Agreement that provided for the reorganization of the Fund into PowerShares S&P 500(r) Equal Weight Portfolio (the "Acquiring Fund"), an investment portfolio of PowerShares (the "Reorganization"). Pursuant to the Agreement, after the close of business on April 6, 2018, the Acquiring Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of the Fund, and PowerShares issued shares of the Acquiring Fund to the Fund's shareholders. The value of each Fund shareholder's account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction.

     On June 4, 2018, PowerShares S&P 500(r) Equal Weight
Portfolio changed its name to Invesco S&P 500(r) Equal Weight
ETF and PowerShares Exchange-Traded Fund Trust changed its name to Invesco Exchange-Traded Fund Trust.



Guggenheim S&P 500(r) Equal Weight Financials ETF into
PowerShares S&P 500(r) Equal Weight Financials Portfolio

     On December 19, 2017, the Board of Trustees of PowerShares Exchange-Traded Fund Trust ("PowerShares") approved an Agreement and Plan of Reorganization (the "Agreement"). On March 16, 2018, at a Special Joint
Meeting for shareholders of Guggenheim S&P 500(r) Equal Weight Financials ETF (the "Fund"), shareholders approved the Agreement that provided for the reorganization of the Fund into PowerShares S&P 500(r) Equal Weight Financials Portfolio (the "Acquiring Fund"), an investment portfolio of PowerShares (the "Reorganization"). Pursuant to the Agreement, after the close of business on April 6, 2018, the Acquiring Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of the Fund, and PowerShares issued shares of the Acquiring Fund to the Fund's shareholders.
The value of each Fund shareholder's account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction.

     On June 4, 2018, PowerShares S&P 500(r) Equal Weight
Financials Portfolio changed its name to Invesco S&P 500(r)
Equal Weight Financials ETF and PowerShares Exchange-Traded
Fund Trust changed its name to Invesco Exchange-Traded Fund
Trust.


Guggenheim S&P 500(r) Equal Weight Health Care ETF into
PowerShares S&P 500(r) Equal Weight Health Care Portfolio

     On December 19, 2017, the Board of Trustees of PowerShares Exchange-Traded Fund Trust ("PowerShares") approved an Agreement and Plan of Reorganization (the "Agreement"). On March 16, 2018, at a Special Joint
Meeting for shareholders of Guggenheim S&P 500(r) Equal Weight Health Care ETF (the "Fund"), shareholders approved the Agreement that provided for the reorganization of the Fund into PowerShares S&P 500(r) Equal Weight Health Care Portfolio (the "Acquiring Fund"), an investment portfolio of PowerShares (the "Reorganization"). Pursuant to the Agreement, after the close of business on April 6, 2018, the Acquiring Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of the Fund, and PowerShares issued shares of the Acquiring Fund to the Fund's shareholders.
The value of each Fund shareholder's account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction.

     On June 4, 2018, PowerShares S&P 500(r) Equal Weight Health Care Portfolio changed its name to Invesco S&P 500(r) Equal Weight Health Care ETF and PowerShares Exchange-Traded Fund Trust changed its name to Invesco Exchange-Traded Fund Trust.


Guggenheim S&P 500(r) Equal Weight Industrials ETF into
PowerShares S&P 500(r) Equal Weight Industrials Portfolio

     On December 19, 2017, the Board of Trustees of PowerShares Exchange-Traded Fund Trust ("PowerShares") approved an Agreement and Plan of Reorganization (the "Agreement"). On March 16, 2018 , at a Special Joint
Meeting for shareholders of Guggenheim S&P 500(r) Equal Weight Industrials ETF (the "Fund"), shareholders approved the Agreement that provided for the reorganization of the Fund into PowerShares S&P 500(r) Equal Weight Industrials Portfolio (the "Acquiring Fund"), an investment portfolio of PowerShares (the "Reorganization"). Pursuant to the Agreement, after the close of business on April 6, 2018, the Acquiring Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of the Fund, and PowerShares issued shares of the Acquiring Fund to the Fund's shareholders.
The value of each Fund shareholder's account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction.

     On June 4, 2018, PowerShares S&P 500(r) Equal Weight Industrials Portfolio changed its name to Invesco S&P 500(r) Equal Weight Industrials ETF and PowerShares Exchange-Traded Fund Trust changed its name to Invesco Exchange-Traded Fund Trust.


Guggenheim S&P 500(r) Equal Weight Materials ETF into
PowerShares S&P 500(r) Equal Weight Materials Portfolio

     On December 19, 2017, the Board of Trustees of PowerShares Exchange-Traded Fund Trust ("PowerShares") approved an Agreement and Plan of Reorganization (the "Agreement"). On March 26, 2018, at a Special Joint
Meeting for shareholders of Guggenheim S&P 500(r) Equal Weight Materials ETF (the "Fund"), shareholders approved the Agreement that provided for the reorganization of the Fund into PowerShares S&P 500(r) Equal Weight Materials Portfolio (the "Acquiring Fund"), an investment portfolio of PowerShares (the "Reorganization"). Pursuant to the Agreement, after the close of business on April 6, 2018, the Acquiring Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of the Fund, and PowerShares issued shares of the Acquiring Fund to the Fund's shareholders.
The value of each Fund shareholder's account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction.

     On June 4, 2018, PowerShares S&P 500(r) Equal Weight
Materials Portfolio changed its name to Invesco S&P 500(r)
Equal Weight Materials ETF and PowerShares Exchange-Traded
Fund Trust changed its name to Invesco Exchange-Traded Fund
Trust.


Guggenheim S&P 500(r) Equal Weight Real Estate ETF into
PowerShares S&P 500(r) Equal Weight Real Estate Portfolio

     On December 19, 2017, the Board of Trustees of PowerShares Exchange-Traded Fund Trust ("PowerShares") approved an Agreement and Plan of Reorganization (the "Agreement"). On March 26, 2018, at a Special Joint
Meeting for shareholders of Guggenheim S&P 500(r) Equal Weight Real Estate ETF (the "Fund"), shareholders approved the Agreement that provided for the reorganization of the Fund into PowerShares S&P 500(r) Equal Weight Real Estate Portfolio (the "Acquiring Fund"), an investment portfolio of PowerShares (the "Reorganization"). Pursuant to the Agreement, after the close of business on April 6, 2018, the Acquiring Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of the Fund, and PowerShares issued shares of the Acquiring Fund to the Fund's shareholders.
The value of each Fund shareholder's account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction.

     On June 4, 2018, PowerShares S&P 500(r) Equal Weight Real
Estate Portfolio changed its name to Invesco S&P 500(r) Equal
Weight Real Estate ETF and PowerShares Exchange-Traded Fund
Trust changed its name to Invesco Exchange-Traded Fund
Trust.


Guggenheim S&P 500(r) Equal Weight Technology ETF into
PowerShares S&P 500(r) Equal Weight Technology Portfolio

     On December 19, 2017, the Board of Trustees of PowerShares Exchange-Traded Fund Trust ("PowerShares") approved an Agreement and Plan of Reorganization (the "Agreement"). On March 26, 2018, at a Special Joint
Meeting for shareholders of Guggenheim S&P 500(r) Equal Weight Technology ETF (the "Fund"), shareholders approved the Agreement that provided for the reorganization of the Fund into PowerShares S&P 500(r) Equal Weight Technology Portfolio (the "Acquiring Fund"), an investment portfolio of PowerShares (the "Reorganization"). Pursuant to the Agreement, after the close of business on April 6, 2018, the Acquiring Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of the Fund, and PowerShares issued shares of the Acquiring Fund to the Fund's shareholders.
The value of each Fund shareholder's account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction.

     On June 4, 2018, PowerShares S&P 500(r) Equal Weight
Technology Portfolio changed its name to Invesco S&P 500(r)
Equal Weight Technology ETF and PowerShares Exchange-Traded
Fund Trust changed its name to Invesco Exchange-Traded Fund
Trust.


Guggenheim S&P 500(r) Equal Weight Utilities ETF into
PowerShares S&P 500(r) Equal Weight Utilities Portfolio

     On December 19, 2017, the Board of Trustees of PowerShares Exchange-Traded Fund Trust ("PowerShares") approved an Agreement and Plan of Reorganization (the "Agreement"). On March 26, 2018, at a Special Joint
Meeting for shareholders of Guggenheim S&P 500(r) Equal Weight Utilities ETF (the "Fund"), shareholders approved the Agreement that provided for the reorganization of the Fund into PowerShares S&P 500(r) Equal Weight Utilities Portfolio (the "Acquiring Fund"), an investment portfolio of PowerShares (the "Reorganization"). Pursuant to the Agreement, after the close of business on April 6, 2018, the Acquiring Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of the Fund, and PowerShares issued shares of the Acquiring Fund to the Fund's shareholders.
The value of each Fund shareholder's account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction.

     On June 4, 2018, PowerShares S&P 500(r) Equal Weight
Utilities Portfolio changed its name to Invesco S&P 500(r)
Equal Weight Utilities ETF and PowerShares Exchange-Traded
Fund Trust changed its name to Invesco Exchange-Traded Fund
Trust.


Guggenheim S&P 500(r) Pure Growth ETF into
PowerShares S&P 500(r) Pure Growth Portfolio

     On December 19, 2017, the Board of Trustees of PowerShares Exchange-Traded Fund Trust ("PowerShares") approved an Agreement and Plan of Reorganization (the "Agreement"). On March 16, 2018, at a Special Joint
Meeting for shareholders of Guggenheim S&P 500(r) Pure Growth ETF (the "Fund"), shareholders approved the Agreement that provided for the reorganization of the Fund into PowerShares S&P 500(r) Pure Growth Portfolio (the "Acquiring Fund"), an investment portfolio of PowerShares (the "Reorganization"). Pursuant to the Agreement, after the close of business on April 6, 2018, the Acquiring Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of the Fund, and PowerShares issued shares of the Acquiring Fund to the Fund's shareholders. The value of each Fund shareholder's account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction.

     On June 4, 2018, PowerShares S&P 500(r) Pure Growth
Portfolio changed its name to Invesco S&P 500(r) Pure Growth
ETF and PowerShares Exchange-Traded Fund Trust changed its name to Invesco Exchange-Traded Fund Trust.


Guggenheim S&P 500(r) Pure Value ETF into
PowerShares S&P 500(r) Pure Value Portfolio

     On December 19, 2017, the Board of Trustees of PowerShares Exchange-Traded Fund Trust ("PowerShares") approved an Agreement and Plan of Reorganization (the "Agreement"). On February 16, 2018, at a Special Joint Meeting for shareholders of Guggenheim S&P 500(r) Pure Value ETF (the "Fund"), shareholders approved the Agreement that provided for the reorganization of the Fund into PowerShares S&P 500(r) Pure Value Portfolio (the "Acquiring Fund"), an investment portfolio of PowerShares (the "Reorganization"). Pursuant to the Agreement, after the close of business on April 6, 2018, the Acquiring Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of the Fund, and PowerShares issued shares of the Acquiring Fund to the Fund's shareholders. The value of each Fund shareholder's account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction.

     On June 4, 2018, PowerShares S&P 500(r) Pure Value
Portfolio changed its name to Invesco S&P 500(r) Pure Value
ETF and PowerShares Exchange-Traded Fund Trust changed its name to Invesco Exchange-Traded Fund Trust.


Guggenheim S&P 500(r) Top 50 ETF into
PowerShares S&P 500(r) Top 50 Portfolio

     On December 19, 2017, the Board of Trustees of PowerShares Exchange-Traded Fund Trust ("PowerShares") approved an Agreement and Plan of Reorganization (the "Agreement"). On February 16, 2018, at a Special Joint Meeting for shareholders of Guggenheim S&P 500(r) Top 50 ETF (the "Fund"), shareholders approved the Agreement that provided for the reorganization of the Fund into PowerShares S&P 500(r) Top 50 Portfolio (the "Acquiring Fund"), an investment portfolio of PowerShares (the "Reorganization"). Pursuant to the Agreement, after the close of business on April 6, 2018, the Acquiring Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of the Fund, and PowerShares issued shares of the Acquiring Fund to the Fund's shareholders. The value of each Fund shareholder's account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction.

     On June 4, 2018, PowerShares S&P 500(r) Top 50 Portfolio changed its name to Invesco S&P 500(r) Top 50 ETF and
PowerShares Exchange-Traded Fund Trust changed its name to Invesco Exchange-Traded Fund Trust.


Guggenheim S&P MidCap 400(r) Equal Weight ETF into
PowerShares S&P MidCap 400(r) Equal Weight Portfolio

     On December 19, 2017, the Board of Trustees of PowerShares Exchange-Traded Fund Trust ("PowerShares") approved an Agreement and Plan of Reorganization (the "Agreement"). On February 16, 2018, at a Special Joint Meeting for shareholders of Guggenheim S&P MidCap 400(r) Equal Weight ETF (the "Fund"), shareholders approved the
Agreement that provided for the reorganization of the Fund into PowerShares S&P MidCap 400(r) Equal Weight Portfolio (the "Acquiring Fund"), an investment portfolio of PowerShares
(the "Reorganization"). Pursuant to the Agreement, after the close of business on April 6, 2018, the Acquiring Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of the Fund, and PowerShares issued shares of the Acquiring Fund to the Fund's shareholders. The value of each Fund shareholder's account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction.

     On June 4, 2018, PowerShares S&P MidCap 400(r) Equal
Weight Portfolio changed its name to Invesco S&P MidCap 400(r)
Equal Weight ETF and PowerShares Exchange-Traded Fund Trust changed its name to Invesco Exchange-Traded Fund Trust.


Guggenheim S&P MidCap 400(r) Pure Growth ETF into
PowerShares S&P MidCap 400(r) Pure Growth Portfolio

     On December 19, 2017, the Board of Trustees of PowerShares Exchange-Traded Fund Trust ("PowerShares") approved an Agreement and Plan of Reorganization (the "Agreement"). On March 16, 2018, at a Special Joint
Meeting for shareholders of Guggenheim S&P MidCap 400(r) Pure Growth ETF (the "Fund"), shareholders approved the
Agreement that provided for the reorganization of the Fund into PowerShares S&P MidCap 400(r) Pure Growth Portfolio (the "Acquiring Fund"), an investment portfolio of PowerShares (the "Reorganization"). Pursuant to the Agreement, after the close of business on April 6, 2018, the Acquiring Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of the Fund, and PowerShares issued shares of the Acquiring Fund to the Fund's shareholders. The value of each Fund shareholder's account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction.

     On June 4, 2018, PowerShares S&P MidCap 400(r) Pure
Growth Portfolio changed its name to Invesco S&P MidCap 400(r)
Pure Growth ETF and PowerShares Exchange-Traded Fund Trust changed its name to Invesco Exchange-Traded Fund Trust.


Guggenheim S&P MidCap 400(r) Pure Value ETF into
PowerShares S&P MidCap 400(r) Pure Value Portfolio

     On December 19, 2017, the Board of Trustees of PowerShares Exchange-Traded Fund Trust ("PowerShares") approved an Agreement and Plan of Reorganization (the "Agreement"). On March 16, 2018 , at a Special Joint
Meeting for shareholders of Guggenheim S&P MidCap 400(r) Pure Value ETF (the "Fund"), shareholders approved the Agreement that provided for the reorganization of the Fund into PowerShares S&P MidCap 400(r) Pure Value Portfolio (the "Acquiring Fund"), an investment portfolio of PowerShares (the "Reorganization"). Pursuant to the Agreement, after the close of business on April 6, 2018, the Acquiring Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of the Fund, and PowerShares issued shares of the Acquiring Fund to the Fund's shareholders. The value of each Fund shareholder's account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction.

     On June 4, 2018, PowerShares S&P MidCap 400(r) Pure Value
Portfolio changed its name to Invesco S&P MidCap 400(r) Pure
Value ETF and PowerShares Exchange-Traded Fund Trust changed its name to Invesco Exchange-Traded Fund Trust.


Guggenheim S&P SmallCap 600(r) Equal Weight ETF into
PowerShares S&P SmallCap 600(r) Equal Weight Portfolio

     On December 19, 2017, the Board of Trustees of
PowerShares Exchange-Traded Fund Trust ("PowerShares") approved an Agreement and Plan of Reorganization (the
"Agreement").  On March 26, 2018, at a Special Joint
Meeting for shareholders of Guggenheim S&P SmallCap 600(r)
Equal Weight ETF (the "Fund"), shareholders approved the
Agreement that provided for the reorganization of the Fund into PowerShares S&P SmallCap 600(r) Equal Weight Portfolio
(the "Acquiring Fund"), an investment portfolio of PowerShares (the "Reorganization"). Pursuant to the
Agreement, after the close of business on April 6, 2018, the Acquiring Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of the Fund, and PowerShares issued shares of the Acquiring Fund to the Fund's shareholders.
The value of each Fund shareholder's account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The
Reorganization was structured as a tax-free transaction.

     On June 4, 2018, PowerShares S&P SmallCap 600(r) Equal Weight Portfolio changed its name to Invesco S&P SmallCap 600(r) Equal Weight ETF and PowerShares Exchange-Traded Fund Trust changed its name to Invesco Exchange-Traded Fund Trust.


Guggenheim S&P SmallCap 600(r) Pure Growth ETF into
PowerShares S&P SmallCap 600(r) Pure Growth Portfolio

     On December 19, 2017, the Board of Trustees of
PowerShares Exchange-Traded Fund Trust ("PowerShares") approved an Agreement and Plan of Reorganization (the
"Agreement").  On March 26, 2018, at a Special Joint
Meeting for shareholders of Guggenheim S&P SmallCap 600(r)
Pure Growth ETF (the "Fund"), shareholders approved the
Agreement that provided for the reorganization of the Fund into PowerShares S&P SmallCap 600(r) Pure Growth Portfolio
(the "Acquiring Fund"), an investment portfolio of PowerShares (the "Reorganization"). Pursuant to the
Agreement, after the close of business on April 6, 2018, the Acquiring Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of the Fund, and PowerShares issued shares of the Acquiring Fund to the Fund's shareholders.
The value of each Fund shareholder's account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The
Reorganization was structured as a tax-free transaction.

     On June 4, 2018, PowerShares S&P SmallCap 600(r) Pure
Growth Portfolio changed its name to Invesco S&P SmallCap
600(r) Pure Growth ETF and PowerShares Exchange-Traded Fund
Trust changed its name to Invesco Exchange-Traded Fund
Trust.


Guggenheim S&P SmallCap 600(r) Pure Value ETF into
PowerShares S&P SmallCap 600(r) Pure Value Portfolio

     On December 19, 2017, the Board of Trustees of PowerShares Exchange-Traded Fund Trust ("PowerShares") approved an Agreement and Plan of Reorganization (the "Agreement"). On March 16, 2018, at a Special Joint
Meeting for shareholders of Guggenheim S&P SmallCap 600(r) Pure Value ETF (the "Fund"), shareholders approved the Agreement that provided for the reorganization of the Fund into PowerShares S&P SmallCap 600(r) Pure Value Portfolio (the "Acquiring Fund"), an investment portfolio of PowerShares
(the "Reorganization"). Pursuant to the Agreement, after the close of business on April 6, 2018, the Acquiring Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of the Fund, and PowerShares issued shares of the Acquiring Fund to the Fund's shareholders. The value of each Fund shareholder's account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction.

     On June 4, 2018, PowerShares S&P SmallCap 600(r) Pure
Value Portfolio changed its name to Invesco S&P SmallCap
600(r) Pure Value ETF and PowerShares Exchange-Traded Fund
Trust changed its name to Invesco Exchange-Traded Fund
Trust.


Guggenheim Dow Jones Industrial Average Dividend ETF into
PowerShares Dow Jones Industrial Average Dividend Portfolio

    On December 19, 2017, the Board of Trustees of
PowerShares Exchange-Traded Fund Trust ("PowerShares") approved an Agreement and Plan of Reorganization (the
"Agreement").  On March 16, 2018, at a Special Joint
Meeting for shareholders of Guggenheim Dow Jones Industrial
Average Dividend ETF (the "Fund"), shareholders approved the Agreement that provided for the reorganization of the Fund into PowerShares Dow Jones Industrial Average Dividend
Portfolio (the "Acquiring Fund"), an investment portfolio of PowerShares (the "Reorganization"). Pursuant to the
Agreement, after the close of business on April 6, 2018, the Acquiring Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of the Fund, and PowerShares issued shares of the Acquiring Fund to the Fund's shareholders.
The value of each Fund shareholder's account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The
Reorganization was structured as a tax-free transaction.

     On June 4, 2018, PowerShares Dow Jones Industrial
Average Dividend Portfolio changed its name to Invesco Dow
Jones Industrial Average Dividend ETF and PowerShares
Exchange-Traded Fund Trust changed its name to Invesco
Exchange-Traded Fund Trust.


Guggenheim Insider Sentiment ETF into PowerShares Insider
Sentiment Portfolio

     On December 19, 2017, the Board of Trustees of
PowerShares Exchange-Traded Fund Trust ("PowerShares") approved an Agreement and Plan of Reorganization (the
"Agreement").  On March 16, 2018, at a Special Joint
Meeting for shareholders of Guggenheim Insider Sentiment
ETF (the "Fund"), shareholders approved the Agreement that provided for the reorganization of the Fund into PowerShares Insider Sentiment Portfolio, (the "Acquiring
Fund"), an investment portfolio of PowerShares (the
"Reorganization"). Pursuant to the Agreement, after the close of business on April 6, 2018, the Acquiring Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of the Fund, and PowerShares issued shares of the Acquiring
Fund to the Fund's shareholders. The value of each Fund shareholder's account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction.

     On June 4, 2018, PowerShares Insider Sentiment
Portfolio changed its name to Invesco Insider Sentiment ETF and PowerShares Exchange-Traded Fund Trust changed its name to Invesco Exchange-Traded Fund Trust.


Guggenheim Mid-Cap Core ETF into PowerShares Zacks Mid-Cap
Portfolio

          On December 19, 2017, the Board of Trustees of
PowerShares Exchange-Traded Fund Trust ("PowerShares") approved an Agreement and Plan of Reorganization (the
"Agreement").  On March 26, 2018, at a Special Joint
Meeting for shareholders of Guggenheim Mid-Cap Core ETF
(the "Fund"), shareholders approved the Agreement that provided for the reorganization of the Fund into PowerShares Zacks Mid-Cap Portfolio (the "Acquiring Fund"), an investment portfolio of PowerShares (the
"Reorganization"). Pursuant to the Agreement, after the close of business on April 6, 2018, the Acquiring Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of the Fund, and PowerShares issued shares of the Acquiring
Fund to the Fund's shareholders. The value of each Fund shareholder's account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction.

     On June 4, 2018, PowerShares Zacks Mid-Cap Portfolio changed its name to Invesco Zacks Mid-Cap ETF and PowerShares Exchange-Traded Fund Trust changed its name to Invesco Exchange-Traded Fund Trust.


Guggenheim Multi-Asset Income ETF into PowerShares Zacks
Multi-Asset Income Portfolio

     On December 19, 2017, the Board of Trustees of
PowerShares Exchange-Traded Fund Trust ("PowerShares") approved an Agreement and Plan of Reorganization (the
"Agreement").  On March 26, 2018, at a Special Joint
Meeting for shareholders of Guggenheim Multi-Asset Income
ETF (the "Fund"), shareholders approved the Agreement that provided for the reorganization of the Fund into PowerShares Zacks Multi-Asset Income Portfolio (the
"Acquiring Fund"), an investment portfolio of PowerShares
(the "Reorganization"). Pursuant to the Agreement, after the close of business on April 6, 2018, the Acquiring Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of the Fund, and PowerShares issued shares of the Acquiring
Fund to the Fund's shareholders. The value of each Fund shareholder's account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction.

     On June 4, 2018, PowerShares Zacks Multi-Asset Income
Portfolio changed its name to Invesco Zacks Multi-Asset
Income ETF and PowerShares Exchange-Traded Fund Trust changed its name to Invesco Exchange-Traded Fund Trust.


Guggenheim S&P Spin-Off ETF into PowerShares S&P Spin-Off
Portfolio

     On December 19, 2017, the Board of Trustees of
PowerShares Exchange-Traded Fund Trust ("PowerShares") approved an Agreement and Plan of Reorganization (the
"Agreement").  On March 26, 2018, at a Special Joint
Meeting for shareholders of Guggenheim S&P Spin-Off ETF
(the "Fund"), shareholders approved the Agreement that provided for the reorganization of the Fund into PowerShares S&P Spin-Off Portfolio (the "Acquiring Fund"), an investment portfolio of PowerShares (the
"Reorganization"). Pursuant to the Agreement, after the close of business on April 6, 2018, the Acquiring Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of the Fund, and PowerShares issued shares of the Acquiring
Fund to the Fund's shareholders. The value of each Fund shareholder's account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction.

     On June 4, 2018, PowerShares S&P Spin-Off Portfolio changed its name to Invesco S&P Spin-Off ETF and PowerShares Exchange-Traded Fund Trust changed its name to Invesco Exchange-Traded Fund Trust.


Wilshire Micro-Cap ETF into PowerShares Wilshire Micro-Cap
Portfolio

     On December 19, 2017, the Board of Trustees of
PowerShares Exchange-Traded Fund Trust ("PowerShares") approved an Agreement and Plan of Reorganization (the
"Agreement").  On March 16, 2018, at a Special Joint
Meeting for shareholders of Wilshire Micro-Cap ETF (the
"Fund"), shareholders approved the Agreement that provided for the reorganization of the Fund into PowerShares
Wilshire Micro-Cap Portfolio (the "Acquiring Fund"), an investment portfolio of PowerShares (the "Reorganization").
Pursuant to the Agreement, after the close of business on April 6, 2018, the Acquiring Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of the Fund, and PowerShares issued shares of the Acquiring Fund to the Fund's shareholders. The value of each Fund shareholder's account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction.

     On June 4, 2018, PowerShares Wilshire Micro-Cap
Portfolio changed its name to Invesco Wilshire Micro-Cap
ETF and PowerShares Exchange-Traded Fund Trust changed its name to Invesco Exchange-Traded Fund Trust.


For a more detailed discussion on the Reorganizations, please see the Agreement and Plan of Reorganization filed herein under item 77Q1(g).